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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                      NO. 2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 13, 2000

                               Inamed Corporation
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                    001-09741                      59-0920629
     --------                    ---------                      ----------
(State or Other Juris-        (Commission File                (IRS Employer
 diction of Incorporation)         Number)                  Identification No.)

5540 Ekwill Street - Suite D, Santa Barbara, California          93111-2919
-------------------------------------------------------          ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number:    (805) 692-5400

                                       N/A
                       ---------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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            Inamed Corporation hereby files this Amendment No. 2 to its Current
Report on Form 8-K, filed with the Securities and Exchange Commission on April 20, 2000 and amended on May 4, 2000.

Item 4.   Changes in Registrant's Certifying Accountant.

            In a letter dated April 13, 2000, BDO Seidman, LLP ("BDO Seidman" or "BDO") informed Inamed Corporation (the "Company") of its resignation as the Company's independent certified public accountants effective as of the date of the letter.

            On May 3, 2000, BDO Seidman filed a letter with the Commission which disclosed that BDO believes that there had been a "disagreement" within the meaning of Item 304 of Regulation S-K during fiscal 1999. In its May 3, 2000 letter, BDO therefore stated that it disagreed with the Company's statements in the second paragraph of Item 4 of the Company's Form 8-K filed April 20, 2000. Specifically, BDO stated that it had the following disagreement with management:

            During its review of the Company's interim financial statements for the quarter ended June 30, 1999, BDO questioned the impact of "anti-dilution" provisions in certain officer warrant agreements on the number of shares issuable upon the exercise of warrants. When BDO and the Company's management were unable to agree as to the intent of the officer warrant agreements, the matter was brought to the attention of the Company's Board of Directors. The Board of Directors resolved the matter to BDO's satisfaction.

            The Company is not aware of any other "disagreements" between the Company and BDO Seidman or any other "reportable events" (each term as defined in Item 304 of Regulation S-K) during fiscal 1999 or 1998 or the interim period preceding BDO Seidman's resignation as the Company's independent certified public accountants.

            Effective April 17, 2000, the Company engaged Arthur Andersen LLP ("Arthur Andersen") as its independent accountants. The Company did not consult with Arthur Andersen regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K. BDO has advised that it cannot agree or disagree with the Company's disclosures in the first two sentences of this paragraph. These disclosures relate solely to the date of the Company's hiring of Arthur Andersen and to communications between Arthur Andersen and the Company to which BDO was not a party.

            BDO Seidman's response letter to the amended disclosure in this Item 4 is attached hereto as Exhibit 16.3.

Item 7.   Financial Statements and Exhibits.

          (a)     Financial Statements
                  Not Applicable

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          (b)     Pro Forma Financial Information
                  Not Applicable

          (c)     Exhibits

                  16.1 Letter from BDO Seidman, LLP resigning as independent certified public accountants to the Company*
                  16.2        Letter from BDO Seidman, LLP pursuant to
                              Item 304(a)(3) of Regulation S-K**
                  16.3        Letter from BDO Seidman LLP, dated July 27,
                              2000

                     * Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on April 20, 2000.
                     ** Previously filed as an exhibit to the Company's Current Report on Form 8-K/A filed with the Commission on May 4, 2000.




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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INAMED CORPORATION


Date:    July 27, 2000                 By:     /s/ David E. Bamberger
                                          -------------------------------------
                                           Name:   David E. Bamberger
                                           Title:  Senior Vice President,
                                                   Secretary and General Counsel





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                                  EXHIBIT INDEX


The following exhibits are filed herewith.

Exhibit                           Description

16.1 Letter from BDO Seidman, LLP resigning as independent certified public accountants to the Company*
16.2        Letter from BDO Seidman, LLP pursuant to Item 304(a)(3) of
            Regulation S-K**
16.3        Letter from BDO Seidman LLP, dated July 27, 2000

* Previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on April 20, 2000.
** Previously filed as an exhibit to the Company's Current Report on Form 8-K/A filed with the Commission on May 4, 2000.